FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of September 1, 1999 (the "Amendment"), is by and among DIMON INCORPORATED, a Virginia corporation (the "Borrower"), the several lenders identified on the signature pages hereto (the "Lenders"), BANK OF AMERICA, N.A., formerly NationsBank, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), FIRST UNION NATIONAL BANK ("FUNB"), as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. and "RABOBANK INTERNATIONAL" ("Rabobank"), as managing agent for the Lenders (in such capacity, the "Managing Agent").

                W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of June 29, 1999 (the "Credit Agreement") among the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Managing Agent, the Lenders have extended commitments to make certain credit facilities available to the Borrower;

     WHEREAS, the parties hereto have agreed to enter into this Amendment in order to effect certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:


                        PART I
                     DEFINITIONS

     SUBPART 1.1. Certain Definitions. Unless other-wise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                    "Amendment Effective Date" is
          defined in Subpart 3.1.

     SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit
Agreement (as amended hereby).

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                      PART II
             AMENDMENTS TO CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment Effective Date, the Credit Agreement is hereby amended in accordance with this Part II.

     SUBPART 2.1. Amendments to Section 6.5. Section 6.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

     Section 6.5    Consolidated Total Senior Debt to
Borrowing Base Ratio.

     Maintain a Consolidated Total Senior Debt to Borrowing
Base Ratio, calculated on the last day of each fiscal quarter ending on the dates set forth below, of not more than the ratio set forth opposite such date:

Calendar Year      March 31          June 30        September 30      December 31

1999                               1.25 to 1.00      1.20 to 1.00     1.20 to 1.00
2000             1.10 to 1.00      1.10 to 1.00      1.10 to 1.00     1.10 to 1.00
thereafter       1.00 to 1.00

                        PART III
              CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1.  Amendment Effective Date.  This
Amendment shall be and become effective as of the date hereof (the "Amendment Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied.

               SUBPART 3.1.1. Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of the Borrower and the Required Lenders.

               SUBPART 3.1.2.  Other Documents.  The
          Administrative Agent shall have received such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, all in form reasonably satisfactory to the Administrative Agent.


                         PART IV
                      MISCELLANEOUS

     SUBPART 4.1.  Cross-References.  References in this
Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

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



     SUBPART 4.2.  Instrument Pursuant to Credit
Agreement. This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SUBPART 4.3.  References in Other Credit Documents.
At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

     SUBPART 4.4. Survival. Except as expressly modified and amended in this Amendment, all of the terms and provisions and conditions of each of the Credit Documents shall remain unchanged.

     SUBPART 4.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 4.6.  Governing Law. THIS AMENDMENT SHALL BE
DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE
INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT
GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     SUBPART 4.7.  Successors and Assigns.  This
Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.



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



Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                DIMON INCORPORATED

                              /s/ James A. Cooley
                         By________________________________
                         Name:     James A. Cooley
                         Title:    Senior Vice President and
                                   Chief Financial Officer

                         and
                              /s/  Ritchie L. Bond
                         By_______________________________
                         Name:     Ritchie L. Bond
                         Title:    Senior Vice President and
                                   Treasurer


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



LENDERS: BANK OF AMERICA, N.A., formerly NationsBank, individually as a Lender and in its capacity as Administrative Agent
                         By:            /s/  William F. Sweeney
                         _______________________________________
                         Name:          William F. Sweeney
                         Title:         Principal


                         FIRST UNION NATIONAL BANK,
                         individually as a Lender and in its
                         capacity as Syndication Agent

                         By:            /s/  Susan K. Doyle
                         Name:          Susan K. Doyle
                         _______________________________________
                         Title:         Senior Vice President


                         COOPERATIEVE CENTRALE RAIFFEISEN-
                         BOERENLEENBANK B.A., "RABOBANK
                         INTERNATIONAL," NEW YORK BRANCH,
                         individually as a Lender and in its
                         capacity as Managing Agent

                         By:            /s/  Theodore w. Cox
                         Name:          Theodore w. Cox
                         _______________________________________
                         Title:         Vice President

                         By:            /s/  Ian Reece
                         Name:          Ian Reece
                         Title:         Senior Credit Officer


                         CRESTAR BANK

                         By:            /s/  Brad H. Booker
                         Name:          Brad H. Booker
                         _______________________________________
                         Title:         Senior Vice President


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                         WACHOVIA BANK, N.A.


                         By:            /s/  K. A. Sherman
                         Name:          K. A. Sherman
                         _______________________________________
                         Title:         Senior Vice President


                         ABN AMRO BANK N.V. NEW YORK BRANCH


                         By:
                         Name:
                         _______________________________________
                         Title:

                         By:
                         Name:
                         _______________________________________
                         Title:


                         DEUTSCHE BANK AG - AMSTERDAM BRANCH


                         By:       /s/  Guy R. Fransen and
                                        H. J. van der Heiden
                         _______________________________________
                         Name:       Guy R. Fransen and
                                     H. J. van der Heiden
                         Title:      Relationship Manager and
                                     Director


                         NATEXIS BANQUE


                         By:
                         _______________________________________
                         Name:
                         Title:

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